UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2002

FAIRCHILD INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28305
(Commission File Number)

91-1880015
(IRS Employer Identification No.)

Suite 600 - 595 Hornby Street, Vancouver, British Columbia, Canada V6C 1A4
(Address of principal executive offices and Zip Code)

604.646.5614
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On Novmeber 19, 2002, we filed our Form 10-QSB Quarterly Report for the period ended September 30, 2002 with the United States Securities and Exchange Commission. Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report, the Certification of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certification of Chief Executive Officer and the Chief Financial Officer, dated November 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRCHILD INTERNATIONAL CORPORATION

/s/ George Tsafalas

By: George Tsafalas
Chief Executive Officer
Date: November 19, 2002